Exhibit 10.3

BILL OF SALE

December 1, 2016

KNOW ALL PERSONS BY THESE PRESENTS, that Coordinates Collection, Inc., a Delaware corporation (the “Seller”), a subsidiary of FD9 Group, B.V., has entered into that certain Asset Purchase Agreement with Reign Brands, Inc. (“Buyer”) and Reign Sapphire Corporation dated as of the date hereof (the “Purchase Agreement”), providing for, inter alia, Seller’s sale to Buyer of all right, title and interest in and to the Purchased Assets. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

1.          Transfer of Assets. Subject to the terms and conditions set forth in the Purchase Agreement, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, conveys, assigns, transfers and delivers to Buyer, its successors and assigns, forever, all right, title and interest in and to the Purchased Assets.

2.          Further Actions. At any time, and from time to time, after the date hereof, Seller shall execute and deliver or cause to be executed and delivered to Buyer such other instruments and take such other action, all as Buyer may reasonably request, in order to carry out the intent and purpose of this Bill of Sale.

3.          Representations and Warranties; Conflict with Purchase Agreement. This Bill of Sale is subject to the representations, warranties and covenants set forth in the Purchase Agreement. In the event of any conflict between the provisions hereof and the provisions of the Purchase Agreement, the provisions of the Purchase Agreement shall govern.

4.          Amendments and Waivers. This Bill of Sale may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by Buyer and Sellers or, in the case of a waiver, by the party waiving compliance.

5.          Governing Law. THIS BILL OF SALE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES.

[Signature Page Follows]

IN WITNESS WHEREOF, Sellers have executed this Bill of Sale effective as of the date first set forth above.

SELLER:

COORDINATES COLLECTION, INC., a subsidiary of FD9 Group, B.V.

Signed:
Name:
Title:

[Signature Page to Bill of Sale]